UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

Medis Technologies Ltd.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

As of September 1, 2005, the executive officers of Medis Technologies Ltd. (the “Registrant”) listed below were awarded increases to their annual compensation for their services to the Registrant, under their respective employment or consulting agreements, as the case may be. The increases commence September 15, 2005.

Name of Executive Officer and Title	Salary Increase (Per Annum)	New Annual Salary
Robert K. Lifton, Chairman of the Board and Chief Executive Officer (1)	$40,000	$295,000
Howard Weingrow (1)	$50,000	$270,000
Jacob S. Weiss	$19,500	$279,500 (2)
Israel Fisher	$11,100	$233,100

  ___________

  (1) Messrs. Lifton and Weingrow are each paid as a consultant for their respective services.

  (2) Includes $144,000 paid to Mr. Weiss as a consultant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2005

MEDIS TECHNOLOGIES LTD.

By:   /s/ ROBERT K. LIFTON

Name: Robert K. Lifton

Title: Chief Executive Officer